------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                    Date of Report (Date of earliest Event
                           Reported): April 29, 2004



               CWALT, INC., (as depositor under the Pooling and
               Servicing Agreement, dated as of April 1, 2004,
              providing for the issuance of the Alternative Loan
             Trust 2004-7T1, Mortgage Pass-Through Certificates,
                               Series 2004-7T1).


                                  CWALT, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


         Delaware                      333-110343               95-4449516
----------------------------           ----------               ----------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)


4500 Park Granada
Calabasas, California                                  91302
---------------------                                ---------
(Address of Principal                                (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------


------------------------------------------------------------------------------

Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits.
        -------------------------

       (a)   Not applicable.

       (b)   Not applicable.

       (c)   Exhibits:

       5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

       8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
             Exhibit 5.1).

       23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
             5.1 and 8.1).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWALT, INC.



                                          By: /s/ Darren Bigby
                                              ----------------
                                          Darren Bigby
                                          Vice President



Dated:  April 29, 2004

                                 Exhibit Index

Exhibit                                                                    Page
-------                                                                    ----

5.1   Legality Opinion of Sidley Austin Brown & Wood LLP                      5

8.1   Tax Opinion of Sidley Austin Brown & Wood LLP
      (included in Exhibit 5.1)                                               5

23.1  Consent of Sidley Austin Brown & Wood LLP
      (included in Exhibits 5.1 and 8.1)                                      5